                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                            -----------------------

               Date of Report (Date of earliest event reported):
                               February 27, 2001


                                USX Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                     1-5153                      25-0996816
        --------                     ------                      ----------
    (State or other                (Commission                 (IRS Employer
     jurisdiction of               File Number)              Identification No.)
      incorporation)

600 Grant Street, Pittsburgh, PA                                  15219-4776
--------------------------------                                  ----------
(Address of principal executive offices)                          (Zip Code)

                                (412) 433-1121
                       -------------------------------
                        (Registrant's telephone number,
                              including area code)
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Item 5.   Other Events

          The audited Financial Statements and Supplementary Data for USX Corporation for the fiscal year ended December 31, 2000, and reports of the independent accountants are filed herewith.


Item 7.   Financial Statements and Exhibits

     (c)      Exhibits

          23.    Consent of PricewaterhouseCoopers LLP

          99.1.  USX Consolidated Financial Statements

          99.2.  Marathon Group Financial Statements

          99.3.  U. S. Steel Group Financial Statements



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/  Larry G. Schultz
     -----------------------
     Larry G. Schultz
     Vice President - Accounting


Dated:  February 27, 2001